SUPPLEMENT DATED DECEMBER 26, 1995

                                       TO

                         PROSPECTUS DATED JUNE 20, 1995
                                       FOR
                       FLEXIBLE ASSET ALLOCATION PORTFOLIO

                                       AND

                         PROSPECTUS DATED MARCH 1, 1995
                                       FOR
                             MONEY MARKET PORTFOLIO

                                       OF

                         AON ASSET MANAGEMENT FUND, INC.


On December 26, 1995, AON Corporation announced that it has agreed to sell all of the common stock of Forth Financial Resources, Ltd., the parent of Forth Financial Securities Corporation ("FFSC"), to General Electric Capital Corporation (the "Transaction"). FFSC is the principal underwriter of the shares of AON Asset Management Fund, Inc. (the "Fund"). The Transaction is expected to close in the first half of 1996.

FFSC currently serves as the principal underwriter of the Fund's shares pursuant to a distribution agreement dated April 26, 1995 (the "Distribution Agreement"). Pursuant to the terms of the Distribution Agreement, a change of control of FFSC will result in a technical assignment and the termination of the Distribution Agreement. The Board of Directors of the Fund will meet in the near future (and prior to the Transaction) to consider new arrangements for the distribution of the Fund's shares. It is currently anticipated that such arrangements would entail entering into a new distribution agreement with a new principal underwriter and not FFSC. The new principal underwriter may be an affiliate of AON Corporation or AON Advisors, Inc. ("AAI"), the Fund's investment manager.

FFSC also currently provides certain administrative services to the Fund pursuant to an administration agreement with AAI dated December 29, 1993 (the "Administration Agreement"). Under the Administration Agreement, FFSC performs certain administrative tasks for the Fund which AAI would otherwise be obligated to perform under its investment management agreement with the Fund. Pursuant to the Investment Company Act of 1940 and the terms of the Administration
Agreement, a change of control of FFSC also will result in a technical assignment and the termination of the Administration Agreement. It is anticipated that, after the Transaction, either AAI will perform these administrative tasks for the Fund directly or that the Fund's Board of Directors will approve a new arrangement for administrative services. It is also possible that, in connection with new arrangements for administrative services, the Fund's Board of Directors might approve a new or revised investment management agreement for the Fund with AAI. If a new or revised investment management agreement is approved by the directors, approval of such agreement will also be sought from the Fund's shareholders.